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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                               April 1, 1999

                            UTILX CORPORATION

          (Exact name of registrant as specified in its charter)

                                DELAWARE
              (State or other jurisdiction of incorporation)

             0-16821                             91-1171716
     ------------------------          -------------------------------
     (Commission File Number)          IRS Employer Identification No.

                           22820 Russell Road
                             P.O. Box 97009
                      Kent, Washington 98064-9709
                (Address of principal executive offices)

     Registrant's telephone number, including area code: (253) 395-0200

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ITEM 5.  OTHER EVENTS

     On April 1, 1999, UTILX Corporation (the "Company"), announced that Seafirst Bank of Washington has extended the maturity date of the Company's line of credit from April 4 to May 4, 1999 to accommodate the finalization of the Company's refinancing. The Company is selecting one of two asset-based lenders' proposals and expects to close the refinancing by mid-April, subject to the final negotiation of a definitive agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial statements.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          99   Press release issued by Company, dated April 1, 1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  April 8, 1999

                                        UTILX CORPORATION

                                        By: /s/ Darla V. Norris
                                           --------------------------------
                                           Name:  Darla V. Norris
                                           Title: Senior Vice President/Chief
                                                  Financial Officer